     These Warrants have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred, assigned or otherwise disposed of unless the person requesting the transfer of the Warrants shall provide an opinion of counsel to Preferred Voice, Inc. (the "Company") (both counsel and opinion to be satisfactory to the Company) to the effect that such sale, transfer, assignment or disposition will not involve any violation of the registration provisions of the Act or any similar or superseding statute.

No._____                                                          _____ Warrants

                             PREFERRED VOICE, INC.

                              WARRANT CERTIFICATE

     This warrant certificate ("Warrant Certificate") certifies that for value received ________________ (the "Initial Warrant Holder") or registered assigns is the owner of the number of warrants specified above, each of which entitles the holder thereof to purchase, at any time on or before the Expiration Date hereinafter provided, one fully paid and non-assessable share of common Stock, $0.001 par value per share, of Preferred Voice, Inc., a Delaware corporation (the "Company"), at a purchase price of $________ per share of Common Stock payable in lawful money of the United States of America, in cash, by official bank or certified check, or by wire transfer ("Warrants").

1.   WARRANT; PURCHASE PRICE

     Each Warrant shall entitle the holder thereof to purchase one share of Common Stock, $0.001 par value per share, of the Company ("Common Stock") during the period commencing on the date hereof and ending on the Expiration Date. The purchase price payable upon exercise of a Warrant shall be $______ (the "Purchase Price"). The Purchase Price and number of Warrants evidenced by this Warrant Certificate are subject to adjustment as provided in Article
7. Common Stock purchased or subject to purchase pursuant to the Warrants shall be called "Warrant Shares" herein.

2.   EXERCISE; EXPIRATION DATE

     2.1 Each Warrant is exercisable, at the option of the holder, at any time after issuance and on or before the Expiration Date. In the case of exercise of less than all the Warrants represented by a Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

     2.2 The term "Expiration Date" shall mean 5:00 p.m. Dallas time on __________________, or if such date shall in the State of Texas be a holiday or a day on which banks are authorized to close, then 5:00 p.m. Dallas time the next following day which in the State of Texas is not a holiday or a day on which banks are authorized to close.

3.   REGISTRATION AND TRANSFER ON COMPANY BOOKS

     3.1 The Company shall maintain books for the registration and transfer of Warrant Certificates.

     3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, the Company may deem and treat the registered holder as the absolute owner thereof.

     3.3 The Company shall register upon its books any transfer of a Warrant Certificate upon surrender of same to the Company accompanied (if so required by the Company) by a written instrument of transfer duly executed by the registered holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Company. A Warrant Certificate may also be exchanged, at the option of the holder, for new Warrant Certificates representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

4.   SECURITIES LAW REGISTRATION

     4.1 The Warrant Shares will not be registered under the Securities Act or any state securities law and shall not be transferrable unless registered or an exemption from registration is available. A legend to the foregoing effect will be placed on any certificate representing such shares.

     4.2 If, at any time__________________ of the date of this Warrant Certificate, the Company proposes for any reason to register any of its securities under the Securities Act other than a registration on Form S-8 relating solely to employee stock option or purchase plans, on Form S-4 relating solely to an SEC Rule 145 transaction or on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Shares, it shall each such time give written notice to the holder of these Warrants or the Warrant Shares ("Holder" for purposes of this Section 4) of the Company's intention to register such securities, and, upon the written request, given within thirty (30) days after receipt of any such notice, of the Holders of the Warrants and Warrant Shares outstanding, to register any of the Warrant Shares, the Company shall cause the Warrant Shares so requested by the Holder to be registered, whether such Warrant Shares are outstanding or subject to purchase hereby, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Holder of the Warrant Shares so registered; provided, however, that the Warrant Shares as to which registration had been requested need not be included in such registration if in the opinion of counsel for the Company and counsel for the Holder the proposed transfer by the Holder may be effected without registration under the Securities Act and any certificate evidencing the Warrant Shares need not bear any restrictive legend. In the event that any registration pursuant to this Section 4.2 shall be, in whole or in part, an underwritten offering of securities of the Company, then (i) any request pursuant to this

Section 4.2 to register Warrant Shares may specify that such shares are to be included in the underwriting on the same terms and conditions as the shares of the Company's capital stock otherwise being sold through underwriters under such registration, (ii) if the managing underwriter of such offering determines that the number of shares to be offered by all selling shareholders must be reduced, then the Company shall have the right to reduce the number of shares registered on behalf of the Holder, provided that the number of shares to be registered on behalf of the Holder shall not be reduced to such an extent that the ratio of the shares which the Holder is permitted to register to the total number of shares the Holder owns is less than that ratio for any other selling shareholder, and (iii) the Holder will be bound by the terms of the underwriting agreement and the conditions imposed by the underwriter on selling shareholders.

     4.3 If and whenever the Company is under an obligation pursuant to the provisions of this Warrant Certificate to register any Warrant Shares, the Company shall, as expeditiously as practicable:

             (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective for at least nine (9) months;

             (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Warrant Shares covered by such registration statement;

             (c) furnish to the Holder a suitable number of copies of all preliminary and final prospectuses to enable the Holder to comply with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares;

             (d) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under such securities or blue sky laws of such jurisdictions as the Holder shall reasonably request and where registration or qualification will not involve unreasonable expense or delay and provided, however, that the Company will not have to register or qualify in any state in which solely because of such registration or qualification it would have to qualify to do business; and the Company shall do any and all other reasonable acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition of the Warrant Shares in such jurisdiction;

             (e) notify the Holder, at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this
     Section 4.3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

             (f) exercise its best efforts to furnish, at the request of the Holder on the date that the Warrant Shares are delivered to the underwriters for sale pursuant to such registration or, if the Warrant Shares are not being sold through underwriters, on the date that the registration statements with respect to such Warrant Shares are declared effective, (1) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the Holder, stating that such registration statement has become effective under the Securities Act and that (i) to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (ii) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and other financial data contained therein); and (iii) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) a letter dated such date, from the independent certified public accountants of the Company, stating that they are independent certified public accountants within the meaning of the Securities Act and the rules and regulations of the Commission thereunder and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations of the Commission thereunder. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to periods ending not more than five business days prior to the date of such letter) as the Holder may reasonably request.

     If the Holder exercises its rights to have the Warrant Shares registered, it is understood that the Holder shall furnish to the Company such information regarding the securities held by it and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     4.4 All Registration Expenses incurred in connection with any registration pursuant to this Warrant Certificate shall be borne by the Company. All Selling Expenses in connection with any registration pursuant to this Warrant Certificate shall be borne by the Holder.

     For purposes of Section 4.4, all expenses incurred by the company in complying with Section 4.3, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and disbursements of counsel and of independent public accountants for the Company (including the expense of any special audits in connection with any such registration), are herein called "Registration Expenses", and all underwriting discounts and selling commissions applicable to the Warrant Shares covered by any such registration and all fees and disbursements of counsel for the Holder are herein called "Selling Expenses".

     4.5 In the event of any registration of any Warrant Shares under the Securities Act pursuant to this Warrant Certificate, the Company shall indemnify and hold harmless the Holder, each underwriter of such shares, if any, each broker, and any other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which the Warrant Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Warrant Shares pursuant to paragraph 4.3(d) above, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the company in connection with such registration or registration or qualification under such state securities or blue sky laws; and shall reimburse the Holder and such underwriter, broker or other person acting on behalf of the Holder and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by the Holder or such underwriter specifically for use in the preparation thereof. The indemnity agreement set forth in this Section 4.5, insofar as it relates to any such omission, alleged omission, untrue statement or alleged untrue statement made in a preliminary prospectus but eliminated or remedied in the final prospectus, shall not inure to the benefit of any of the beneficiaries named in this
Section 4.5 whose responsibility it was to send, furnish or give a copy of the final prospectus to a person asserting a claim for which indemnification is sought (the "Claimant") unless a copy of the final prospectus was so sent, furnished or given to the Claimant at or prior to the time such action is required by the Act.

     Before Warrant Shares held or purchasable by the Holder shall be included in any registration pursuant to this Warrant Certificate, the Holder and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any failure of the Holder or such underwriter to comply with all laws, rules and regulations in connection with the offer and sale of Warrant Shares, or any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by the Holder or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 4.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

5.   RESERVATION OF WARRANT SHARES

     The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

6.   LOSS OR MUTILATION

     Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

7.   ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES DELIVERABLE

     7.1 The Purchase Price and the number of shares of Common Stock purchasable pursuant to this Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Article 7. Whenever reference is made in this Article 7 to the issue or sale of shares of Common Stock, or simply shares, such term shall mean any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company. The shares issuable upon exercise of the Warrants shall however be shares of Common Stock of the Company, par value $0.001 per share, as constituted at the date hereof, except as otherwise provided in Sections 7.3 and 7.4.

     7.2 In case the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares into a different number of shares, with or without par value, (i) the number of shares which immediately prior to such change the holder of each Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares outstanding immediately prior to such change, and (ii) the Purchase Price in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease in the number of such shares outstanding immediately prior to such change. For the purpose of this Section 7.2, the number of shares outstanding at any given time shall not include shares in the treasury of the Company.

     7.3 In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in case of any sale, transfer or other disposition to another corporation of all or substantially all the property, assets, business and good will of the Company, the holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provision shall be made so that such holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property receivable in such transaction which a shareholder receives who holds the number of shares which the Warrant entitled the holder to purchase immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 7 with respect to rights and interests thereafter of the holder of the Warrants to the end that the provisions of this Article 7 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants.

     7.4 In the event the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for such shares, the holder of each Warrant shall, upon exercise of the Warrant, be entitled to purchase, in addition to the number of shares deliverable upon such exercise, against payment of the Warrant Price therefor but without further consideration, the cash, stock or other securities or property which the holder of the Warrant would have received as dividends (otherwise than out of such earnings or earned surplus and otherwise than in shares or in obligations convertible into or exchangeable for Common Stock) if continuously since the date hereof such holder (i) had been the holder of record of the number of shares deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares or in respect of any such stock or other securities so paid or payable as such dividends.

     7.5 No certificate for fractional shares shall be issued upon the exercise of the Warrants, but in lieu thereof the Company shall purchase any such fractional interest calculated to the nearest cent.

     7.6 Whenever the Purchase Price is adjusted as herein provided, the Company shall forthwith deliver to each Warrant holder a statement signed by the President of the Company and by its Treasurer or Secretary stating the adjusted Purchase Price and number of shares determined as herein specified. Such statement shall show in detail the facts requiring such adjustment, including a statement of the consideration received by the Company for any additional stock issued.

     7.7     In the event at any time:

             (i) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

             (ii) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

             (iii) The Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a chance in par value, or a change from par value to no par value, or a change from no par value to par value, or a change resulting solely from a subdivision or combination of outstanding shares), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all its property, assets, business and good will as an entirety, or the liquidation, dissolution or winding up of the Company; or

             (iv) The Company shall declare a dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock;

then, in any such case, the Company shall cause at least thirty days' prior notice to be mailed to the registered holder of each Warrant at the address of such holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up or dividend, as the case may be, shall take place, and the date of participation therein by the holders of shares if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the holders of the Warrants.

8.   GOVERNING LAW

     8.1 This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon as of the ____ day of ___________, _____.


                                        PREFERRED VOICE, INC.


                                        BY:/s/
                                           -------------------------------------
                                           Chairman of the Board


Attest:


/s/
-----------------------------
Secretary

                                                        SCHEDULE TO EXHIBIT 10.1


---------------------------------------------------------------------------------------------------------------------
WARRANT                                                                                      PIGGYBACK REGISTRATION
NO.            WARRANT HOLDER                  PRICE     SHARES     EXPIRATION DATE          RIGHTS TERM OF EXERCISE
---------------------------------------------------------------------------------------------------------------------
35     Proxhill Marketing Ltd.                 $4.00     50,000     June 3, 2001             Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
67     Mary Merritt                            $1.00    100,000     January 5, 2003          Within Three (3) Years
---------------------------------------------------------------------------------------------------------------------
68     G. Ray Miller                           $1.00    200,000     January 5, 2003          Within Three (3) Years
---------------------------------------------------------------------------------------------------------------------
69     C.H. Fallon                             $1.25     20,000     February 11, 2003        Within Three (3) Years
---------------------------------------------------------------------------------------------------------------------
74     Eugene Starr                            $3.00      5,000     July 19, 2000            Before July 19, 2000
---------------------------------------------------------------------------------------------------------------------
75     JMG Capital Partners, L.P.              $1.00     25,000     September 30, 2001       Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
76     Triton Capital Investment, Ltd.         $1.00     25,000     September 30, 2001       Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
77     Lawrence E. Steinberg                   $1.00    100,000     October 16, 2001         Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
78     J. Steven Emerson                       $1.00     50,000     November 25, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
79     In Touch Solutions, LLC                 $1.00     25,000     December 30, 2002        Within Four (4) Years
---------------------------------------------------------------------------------------------------------------------
80     Answering Service, Inc.                 $1.00     30,000     December 30, 2002        Within Four (4) Years
---------------------------------------------------------------------------------------------------------------------
81     Amerivoice Telecommunications, Inc.     $1.00     40,000     December 30, 2002        Within Four (4) Years
---------------------------------------------------------------------------------------------------------------------
82     Voicenet New Media, Inc.                $1.00     25,000     December 30, 2002        Within Four (4) Years
---------------------------------------------------------------------------------------------------------------------
83     Best Voice, Inc.                        $1.00     25,000     December 30, 2002        Within Four (4) Years
---------------------------------------------------------------------------------------------------------------------
84     Nomis Communications                    $1.00     25,000     December 30, 2002        Within Four (4) Years
---------------------------------------------------------------------------------------------------------------------
85*    Edwin G. Bowles d/b/a Data Management   $1.00     25,000     February 10, 2001        Within Five (5) Years
       Services
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
WARRANT                                                                                      PIGGYBACK REGISTRATION
NO.            WARRANT HOLDER                  PRICE     SHARES     EXPIRATION DATE          RIGHTS TERM OF EXERCISE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
86     G. Tyler Runnels                        $0.50     43,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
87     John B. Davies                          $0.50     50,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
88     Jacqueline Knapp                        $0.50     75,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
89     Larry Kupferberg                        $0.50     75,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
90     G. Ray Miller                           $0.84    250,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
91     Mary Merritt                            $0.84    250,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
92     Kathryn Jergens                         $0.84     25,000     March 31, 2004           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
93     John Meleky                             $1.37      1,250     May 3, 2001              Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
94     Karl Koelker                            $1.37      2,672     May 3, 2001              Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
95     Louis R. Battista                       $1.37     10,539     May 3, 2001              Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
96     Mark Battista                           $1.37     10,539     May 3, 2001              Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
98     Southwest Texas Telephone               $1.66      5,000     September 20, 2000       Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
99     Bisbro Investments Company, Ltd.        $1.25    177,703     10 days after effective  Before November 12, 2000
                                                                    date of prospectus
---------------------------------------------------------------------------------------------------------------------
100    Invest, Inc.                            $1.25    100,000     10 days after effective  Before November 12, 2000
                                                                    date of prospectus
---------------------------------------------------------------------------------------------------------------------
101    Alexander Associates                    $1.50     50,000     December 1, 2004         Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
102    Steve Chizzik                           $1.60     35,000     December 10, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
WARRANT                                                                                      PIGGYBACK REGISTRATION
NO.            WARRANT HOLDER                  PRICE     SHARES     EXPIRATION DATE          RIGHTS TERM OF EXERCISE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
103    Howard Isaacs                           $1.60      5,000     December 10, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
104    William Reininger                       $1.60      5,000     December 10, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
105    Elizabeth Valdes                        $1.60      5,000     December 10, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
106    Scott V. Ogilvie                        $2.50     40,000     April 14, 2003           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
107    Robert R. Williams                      $2.50     25,000     April 14, 2003           Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
108    Ameritel Communications, LLC            $1.00     11,250     December 30, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
109    Craig Dierksheide                       $1.00     13,750     November 12, 2000        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
130    Gerard Hallaren **                      $2.93     40,000     September 15, 2003       Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
131    Peter Foster                            $2.75     20,000     September 8, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
132    Tyler Runnels                           $2.75     20,000     September 8, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
133    Mohammed Hadid                          $2.75     20,000     September 8, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------
134    Robert Ramsdell                         $2.75     40,000     September 8, 2001        Within Five (5) Years
---------------------------------------------------------------------------------------------------------------------

     *     The Warrant Certificate contains an extra provision (Section 2.3) which provides that the Warrant Holder may only use funds designated from such Warrant Holder's deferred compensation pool as indicated on the books and records of the Company at the time of exercise.

     **    The Warrant Certificate contains a modified provision (Section 2.1) which provides that the Warrant
           Shares shall be exercisable in one-third increments.  One-third of the warrant shares may be exercised immediately; one-third may be exercised after the first anniversary of the grant of the warrant; and
           one-third may be exercised after the second anniversary of the grant of the warrant.
